UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 20, 2026
(Date of earliest event reported)

Community West Bancshares
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01 Other Events

As previously disclosed, on December 16, 2025, Community West Bancshares, a California corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and United Security Bancshares, a California corporation (“USB”). Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, USB would merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). United Security Bank, USB’s wholly owned banking subsidiary, will be merged with and into Community West Bank, immediately following the completion of the Merger.

On February 4, 2026, the Company filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a prospectus with respect to the shares of the Company’s common stock to be issued in the Merger and a joint proxy statement for the Company’s and USB’s respective shareholders. The Registration Statement was declared effective on February 24, 2026, the Company filed a final prospectus on February 24, 2026, and USB filed a definitive proxy statement on February 25, 2026 (together, the “Joint Proxy Statement/Prospectus”). The Company and USB commenced mailing the Joint Proxy Statement/Prospectus to their respective shareholders on or about February 27, 2026. Each of the Company and USB will hold a special meeting of its shareholders on March 30, 2026, in connection with the transactions contemplated by the Merger Agreement as further described in the Joint Proxy Statement/Prospectus.

Litigation Related to the Merger

Following the announcement of the Merger, as of the date of this Current Report on Form 8-K, two lawsuits challenging the Merger have been filed in New York Supreme Court (each, a “Lawsuit” and, together, the “Lawsuits”). The first Lawsuit, captioned Johnson v. United Security Bancshares et al. (No. 651353 / 2026) was filed on March 4, 2026. The second Lawsuit, captioned Thompson v. United Security Bancshares et al. (No. 651360 / 2026) was filed on March 5, 2026. In addition, USB and the Company have received demand letters from certain purported shareholders of USB and the Company that allege deficiencies or omissions in the Registration Statement (collectively, the “Demand Letters” and together with the Lawsuits, the “Matters”). The Matters each allege that, among other things, the Joint Proxy Statement/Prospectus contains certain disclosure deficiencies or incomplete information regarding the Merger and seek additional disclosures to remedy these purported deficiencies. The Company and USB believe that the allegations in the Matters are without merit. There can be no assurances that additional lawsuits or demands will not be filed or made against the Company or USB with respect to the Merger. If this occurs, neither the Company nor USB will necessarily announce them.

The Company and USB believe that the disclosures set forth in the Joint Proxy Statement/Prospectus comply with applicable law and exchange rules and that no further disclosure beyond that already contained in the Joint Proxy Statement/Prospectus is required under applicable law or exchange rules. However, in order to moot such disclosure claims, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the completion of the Merger, and without admitting any culpability, liability or wrongdoing and without admitting the relevance or materiality of such disclosures, the Company and USB are voluntarily supplementing the Joint Proxy Statement/Prospectus with the disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and USB specifically deny all allegations in the Matters, including that any additional disclosure was or is required.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

The Supplemental Disclosures should be read in connection with the Joint Proxy Statement/Prospectus, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus.

1.The Section of the Joint Proxy Statement/Prospectus entitled “Background of the merger” beginning on page 35 is hereby amended by adding the following as a new last sentence to the first paragraph thereunder:

In connection with discussions with its advisors regarding potential transactions, USB and its advisors also periodically solicited interest from potential buyers or merger candidates over the years; however, no other potential candidate expressed actionable interest recently other than CWB.

2.The Section of the Joint Proxy Statement/Prospectus entitled “Background of the merger” beginning on page 35 is hereby amended by adding the following as new additional third and fourth sentence to the paragraph beginning with “On October 7, 2025…” on page 37:

Among other things, the USB Board was aware of and strongly believed that the continuity of director positions and Mr. Woods’ continued employment would be integral to the success of the combined company and, ultimately, in the best interests of USB shareholders. The USB Board viewed this potential transaction as a continued investment in the proposed combined company, and the roles offered by CWB to Messrs. Woods, Gill and the to-be-named director aligned with those beliefs. As discussed below, detailed terms for Mr. Woods’ continued employment were provided by CWB and negotiated after the definitive agreement was substantially negotiated for, among other reasons, concerns for conflicts of interest.

3.The Section of the Joint Proxy Statement/Prospectus entitled “Relative Contribution Analysis” beginning on page 43 is hereby amended by deleting the table appearing in such Section and replacing it with the following table:

	Community West		United Security
	($M)	As a % of Combined Company	($M)	As a % of Combined Company
Balance Sheet (Projected at close)
Total Assets	$3,687	75%	$1,264	25%
Total Loans	$2,546	72%	$987	28%
Total Deposits	$3,125	74%	$1,100	26%
Tangible Common Equity	$318	70%	$137	30%
Profitability
LTM Net Income (as of September 30, 2025)	$33.9	75%	$11.4	25%
2026 Estimated Earnings	$44.6	74%	$15.6	26%
Market Data
Market Capitalization (as of December 15, 2025)	$463	72%	$183	28%
Pro Forma Ownership (Based on 0.4520x Exchange Ratio)		71%		29%

Source: S&P Capital IQ Pro
Note: Balance sheet figures projected as of June 30, 2026

4.The Section of the Joint Proxy Statement/Prospectus entitled “Comparable Company & Market Premium Analysis - USB” beginning on page 43 is hereby amended by adding the following after the table appearing in such Section:

The table below contains additional information reviewed and utilized by Janney in its analysis:

				Adjusted Price(1)
		Total	Mkt	Tang.
		Assets	Cap	Book	LTM	Div.	LTM	LTM	TCE /	NPAs /
Company	Ticker	($M)	($M)	Value	EPS	Yield	ROAA	ROAE	TA	Assets

BayCom Corp	BCML	2,604	333	142.4%	18.2x	3.9%	0.89%	7.0%	11.5%	0.48%
Plumas Bancorp	PLBC	2,229	316	177.3%	13.2x	2.6%	1.47%	13.3%	10.1%	0.68%
Eagle Bancorp Montana, Inc.	EBMT	2,120	146	124.4%	13.5x	3.1%	0.64%	7.7%	7.1%	0.10%
Timberland Bancorp, Inc.	TSBK	2,013	294	148.2%	12.7x	3.0%	1.50%	11.6%	12.4%	0.23%
Oak Valley Bancorp	OVLY	1,995	249	161.2%	13.1x	2.0%	1.23%	12.7%	9.8%	0.00%
Riverview Bancorp, Inc.	RVSB	1,510	111	102.5%	30.3x	1.5%	0.31%	2.9%	9.2%	0.05%
Provident Financial Holdings, Inc.	PROV	1,231	103	100.2%	21.9x	3.5%	0.49%	4.6%	10.4%	0.15%
Sound Financial Bancorp, Inc.	SFBC	1,060	114	133.4%	21.0x	1.7%	0.64%	6.5%	10.1%	0.39%

Mean		1,845	208	136.2%	18.0x	2.7%	0.90%	8.3%	10.1%	0.26%
Median		2,004	197	137.9%	15.9x	2.8%	0.77%	7.4%	10.1%	0.19%

United Security Bancshares	UBFO	1,236	182	145.3%	17.0x	4.6%	0.94%	8.5%	10.8%	1.10%
Source: S&P Capital IQ Pro
(1) Adjusted for a 24.3% equity control premium, which is the median three-day stock price premium for all bank and thrift M&A deals for the past 10 years for all sizes and geographic areas

5.The Section of the Joint Proxy Statement/Prospectus entitled “Comparable Company Analysis - CWB” beginning on page 44 is hereby amended by adding the following after the table appearing in such Section:

The table below contains additional information reviewed and utilized by Janney in its analysis:

				Price /
		Total	Mkt	Tang.
		Assets	Cap	Book	LTM	Div.	LTM	LTM	TCE /	NPAs /
Company	Ticker	($M)	($M)	Value	EPS	Yield	ROAA	ROAE	TA	Assets

Preferred Bank	PFBC	7,468	1,236	159.4%	10.1X	3.2%	1.82%	16.9%	10.4%	0.94%
Heritage Financial Corporation	HFWA	7,012	861	130.4%	15.4X	3.8%	0.81%	6.5%	9.8%	0.21%
Westamerica Bancorporation	WABC	5,914	1,221	151.9%	10.7X	3.8%	1.96%	11.5%	14.0%	0.04%
Heritage Commerce Corp	HTBK	5,624	738	140.0%	17.2X	4.3%	0.78%	6.3%	9.7%	0.06%
Five Star Bancorp	FSBC	4,642	796	184.6%	13.8X	2.1%	1.36%	14.1%	9.3%	0.05%
California BanCorp.	BCAL	4,101	639	147.7%	10.2X	2.0%	1.57%	12.0%	10.9%	0.38%
Bank of Marin Bancorp	BMRC	3,869	445	121.8%	45.0X	3.6%	0.26%	2.3%	9.7%	NA
Sierra Bancorp	BSRR	3,709	453	138.2%	11.9X	2.9%	1.09%	11.2%	9.0%	0.43%

Mean		5,292	799	146.7%	16.8x	3.2%	1.21%	10.1%	10.4%	0.30%
Median		5,133	767	143.9%	12.8x	3.4%	1.22%	11.4%	9.7%	0.21%

Community West Bancshares	CWBC	3,612	456	155.8%	13.4x	2.0%	0.95%	9.0%	8.3%	0.20%

6.The Section of the Joint Proxy Statement/Prospectus entitled “Relevant Nationwide Transactions Analysis - USB” beginning on page 45 is hereby amended by adding the following after the table appearing in such Section:

The table below contains additional information reviewed and utilized by Janney in its analysis:

			Deal Price/				Seller Financial Metrics
		Deal	Tang.		Prem./	1-Day	Total
Date		Value	Book	LTM)	Core	Market	Assets	NPAs/	TCE /	LTM
Annc.	Buyer / Seller	($M)	Value	EPS	Deps	Prem.	($M)	Assets	TA	ROAA

12/8/2025	Home Bancshares, Inc. / Mountain Commerce Bancorp, Inc.	154	107.2%	13.8x	1.1%	7.3%	1,803	0.79%	7.9%	0.62%
11/12/2025	Richmond Mutual Bancorp., Inc. / Farmers Bancorp	85	112.3%	9.1x	2.4%	7.3%	1,102	0.25%	6.9%	0.90%
10/30/2025	First Mid Bancshares, Inc. / Two Rivers Financial Group, Inc.	93	109.6%	10.6x	0.9%	21.6%	1,189	0.94%	7.3%	0.74%
10/27/2025	Park National Corporation / First Citizens Bancshares, Inc.	317	168.0%	14.7x	8.8%	NA	2,544	0.99%	6.9%	0.86%
10/22/2025	Third Coast Bancshares, Inc. / Keystone Bancshares, Inc.	123	130.1%	15.1x	4.6%	NA	1,020	0.09%	9.2%	0.88%
10/22/2025	Farmers National Banc Corp. / Middlefield Banc Corp.	293	160.1%	13.9x	7.3%	26.6%	1,979	1.76%	9.4%	1.11%
10/20/2025	HBT Financial, Inc. / CNB Bank Shares, Inc.	170	120.0%	10.5x	2.4%	15.7%	1,847	0.31%	6.7%	0.90%
10/1/2025	Prosperity Bancshares, Inc. / Southwest Bancshares, Inc.	270	153.3%	14.6x	4.7%	NA	2,354	0.82%	8.7%	0.84%
9/25/2025	First Merchants Corporation / First Savings Financial Group, Inc.	241	135.0%	10.9x	4.3%	21.5%	2,417	0.56%	7.6%	0.89%
8/19/2025	TowneBank / Dogwood State Bank	491	223.7%	30.8x	15.4%	68.3%	2,363	0.65%	9.4%	0.76%
7/18/2025	Bank First Corporation / Centre 1 Bancorp, Inc.	174	230.8%	28.6x	8.3%	NA	1,534	0.28%	6.2%	0.51%
7/1/2025	Investar Holding Corporation / Wichita Falls Bancshares, Inc.	84	90.9%	14.2x	-1.1%	NA	1,594	0.39%	9.2%	0.62%
6/23/2025	First Financial Bancorp. / Westfield Bancorp	324	142.2%	17.4x	6.1%	NA	2,123	0.11%	10.7%	0.92%
4/3/2025	TowneBank / Old Point Financial Corporation	202	175.1%	20.2x	NA	32.4%	1,451	0.16%	8.0%	0.68%
2/25/2025	Old Second Bancorp, Inc. / Bancorp Financial, Inc.	197	131.1%	38.7x	7.4%	NA	1,449	0.14%	11.0%	0.50%
1/10/2025	CNB Financial Corporation / ESSA Bancorp, Inc.	210	96.3%	11.6x	-0.4%	10.6%	2,188	0.56%	10.0%	0.78%
12/17/2024	Northwest Bancshares, Inc. / Penns Woods Bancorp, Inc.	270	139.1%	13.1x	5.6%	1.9%	2,259	0.20%	8.3%	0.88%
9/9/2024	NBT Bancorp Inc. / Evans Bancorp, Inc.	236	132.4%	12.2x	3.7%	18.3%	2,257	1.31%	7.8%	0.88%
7/29/2024	German American Bancorp, Inc. / Heartland BancCorp	347	212.0%	16.2x	15.7%	80.0%	1,920	0.06%	8.1%	1.09%
7/25/2024	ChoiceOne Financial Services, Inc. / Fentura Financial, Inc.	180	134.6%	14.5x	0.3%	33.9%	1,757	0.56%	7.7%	0.70%

5/15/2024	Alerus Financial Corporation / HMN Financial, Inc.	115	106.8%	20.1x	0.8%	32.6%	1,151	0.26%	9.4%	0.50%

	75th Percentile	270	160.1%	17.4x	7.3%	36.6%	2,257	0.79%	9.4%	0.89%
	Median	202	134.6%	14.5x	4.5%	21.6%	1,847	0.39%	8.1%	0.84%
	25th Percentile	154	112.3%	12.2x	1.0%	11.9%	1,451	0.20%	7.6%	0.68%

01/11/24	Community West Bancshares / United Security Bancshares	193	145.3%	17.0x	5.9%	3.9%	1,236	1.10%	10.8%	0.94%

7.The Section of the Joint Proxy Statement/Prospectus entitled “Relevant Regional Transactions Analysis - USB” beginning on page 46 is hereby amended by adding the following after the table appearing in such Section:

The table below contains additional information reviewed and utilized by Janney in its analysis:

			Deal Price/				Seller Financial Metrics
		Deal	Tang.		Prem./	1-Day	Total
Date		Value	Book	LTM)	Core	Market	Assets	NPAs/	TCE /	LTM
Annc.	Buyer / Seller	($M)	Value	EPS	Deps	Prem.	($M)	Assets	TA	ROAA

09/25/25	Heritage Financial Corporation / Olympic Bancorp, Inc.	177	151.3%	24.4x	4.9%	NA	1,693	0.01%	8.4%	0.51%
01/29/25	Plumas Bancorp / Cornerstone Community Bancorp	62	135.0%	NM	NA	49.5%	658	0.06%	6.5%	-0.12%
01/13/25	Glacier Bancorp, Inc. / Bank of Idaho Holding Company	246	186.7%	17.3x	12.5%	45.8%	1,328	0.16%	9.5%	1.09%
05/20/24	CBC Bancorp / Bay Community Bancorp	127	169.7%	15.9x	NA	83.0%	983	0.72%	7.7%	0.77%
05/20/24	West Coast Community Bancorp / 1st Capital Bancorp	60	92.7%	17.7x	-0.6%	-0.5%	1,015	0.04%	6.4%	0.35%
03/22/24	Harborstone Credit Union / SaviBank	78	172.9%	39.5x	10.9%	NA	593	0.16%	7.6%	0.34%
01/30/24	Southern California Bancorp / California BanCorp	227	118.1%	10.4x	2.9%	12.7%	1,986	0.19%	9.5%	1.09%
01/11/24	Global Federal Credit Union / First Financial Northwest Bank	231	141.4%	26.4x	11.2%	75.3%	1,525	0.08%	9.7%	0.63%
10/10/23	Central Valley Community Bancorp / Community West Bancshares	100	87.5%	8.7x	-1.4%	-12.3%	1,131	0.09%	10.0%	1.05%
08/08/23	Glacier Bancorp, Inc. / Community Financial Group, Inc.	81	164.9%	10.7x	5.6%	147.6%	754	0.00%	6.5%	0.96%

	75th Percentile	214	168.5%	24.4x	11.0%	77.2%	1,476	0.16%	9.5%	1.02%
	Median	113	146.4%	17.3x	5.3%	47.6%	1,073	0.09%	8.1%	0.70%
	25th Percentile	78	122.3%	10.7x	2.0%	9.4%	811	0.05%	6.8%	0.39%

01/11/24	Community West Bancshares / United Security Bancshares	193	145.3%	17.0x	5.9%	3.9%	1,236	1.10%	10.8%	0.94%

8.The Section of the Joint Proxy Statement/Prospectus entitled “Discounted Cash Flow Analysis” beginning on page 47 is hereby amended by adding the following to the end of the first paragraph of the Section:

Janney selected price to tangible book value and earnings multiples based on Janney’s professional judgment and experience, as well as a review of the multiples of selected transactions deemed to be comparable to the proposed transaction.

Risk Free Rate	4.17%	10-year Treasury (as of December 15, 2025)
Equity Risk Premium	5.00%	Kroll Historical Equity Risk Premium(1)
	9.17%
Industry Beta	1.00	GICS 401010 Information Beta from Kroll(1)
Size Premium	4.47%	Kroll Micro Cap Size Premium(1)
Discount Rate	13.64%
Discount Rate (Rounded)	13.50%

(1) Based upon Kroll Cost of Capital Resources most recently published guidance (as of December 12, 2025

9.The Section of the Joint Proxy Statement/Prospectus entitled “Pro Forma Merger Analysis” beginning on page 48 is hereby amended by adding the following as a new second to last sentence thereof:

For more information about certain of the assumptions used in Janney’s pro forma analysis, see the Investor Presentation filed by CWB as an exhibit to its Current Report on Form 8-K with the SEC on December 17, 2025.

10.The Section of the Joint Proxy Statement/Prospectus entitled “Comparable Company Analyses” beginning on page 57 is hereby amended by deleting the table of company names at the top of page 58 (the “USB Peer Group”) and replacing it with the following:

Financials as of September 30, 2025 unless otherwise noted			Balance Sheet			Capital Position				LTM Profitability					Valuation as of 12/15/2025
															Price /
								Tier 1					Core		Tang.		LTM	Est.	Est.		1 Yr
			Total	Loan/	NPAs/	TCE/		Lev.			Eff.	Core	ROA		Book		Core	2026	2027	Div.	Price	Mkt
			Assets	Dpts	Assets	TA		Ratio		NIM	Ratio	ROAA¹	TCE¹		Value		EPS¹	EPS	EPS	Yield	∆	Cap
Company Name	City, St	Ticker	($M)	(%)	(%)	(%)		(%)		(%)	(%)	(%)	(%)		(%)		(x)	(x)	(x)	(%)	(%)	($M)

Unity Bancorp, Inc.	Clinton, NJ	UNTY	2,876	108	0.59	11.6		12.7		4.46	42	1.99	16.9		170		11.1	10.0	9.3	1.1	20.2	565
C&F Financial Corporation	Toano, VA	CFFI	2,711	87	0.17	8.5		10.0		4.20	68	0.98	12.3		108		9.6	-	-	2.4	(3.2)	245
Orange County Bancorp, Inc.	Middletown, NY	OBT	2,636	85	0.46	10.0		12.3	²	4.01	59	1.27	15.6		148		10.8	9.3	8.2	2.5	(1.1)	391
Plumas Bancorp	Reno, NV	PLBC	2,229	82	0.68	10.1		10.6	²	4.88	51	1.56	14.7		144		10.2	8.6	8.2	2.6	(5.8)	320
Northeast Community Bancorp, Inc.	White Plains, NY	NECB	2,056	124	0.03	16.7		16.1	²	5.28	39	2.20	13.3		96		7.3	7.0	-	3.4	(14.8)	330
Oak Valley Bancorp	Oakdale, CA	OVLY	1,995	63	0.00	9.8		10.8		4.09	60	1.22	12.9		132		10.8	-	-	2.0	1.1	253
Bank7 Corp.	Oklahoma City, OK	BSVN	1,891	94	0.31	12.2		12.7		5.03	40	2.45	20.5		182		9.7	10.4	-	2.4	(2.3)	417
FB Bancorp, Inc.	New Orleans, LA	FBLA	1,264	90	1.32	26.8		20.0	²	4.60	92	0.14	0.5		78		NM	-	-	0.0	6.1	243
OptimumBank Holdings, Inc.	Fort Lauderdale, FL	OPHC	1,083	85	0.33	10.8	³	11.7		4.24	49	1.62	14.8	³	84	⁴	6.2	NM	NM	0.0	(14.5)	48

United Security Bancshares	Fresno, CA	UBFO	1,236	89	1.10	10.8		12.4		4.37	58	0.95	8.9		137		15.3	-	-	4.6	0.9	183
1) Core metrics as calculated by S&P Capital IQ Pro
2) Bank level financial data per S&P Capital IQ Pro
3) Calculated using total tangible equity per OPHC filings
4) Price / Tangible Book Value for OPHC includes the dilutive effect of Series B and Series C convertible preferred shares
Note: Price / LTM EPS > 30.0x or < 0.0x considered not meaningful (“NM”)
Source: S&P Capital IQ Pro

11.The Section of the Joint Proxy Statement/Prospectus entitled “Comparable Company Analyses” beginning on page 57 is hereby amended by deleting the table of company names at the top of page 59 (the “CWB Peer Group”) and replacing it with the following:

Financials as of September 30, 2025 unless otherwise noted			Balance Sheet			Capital Position			LTM Profitability					Valuation as of 12/15/2025
														Price /
							Tier 1	Total					Core	Tang.	LTM	Est.	Est.		1 Yr
			Total	Loan/	NPAs/	TCE/	Lev.	RBC		Eff.	Core		ROA	Book	Core	2026	2027	Div.	Price	Mkt
			Assets	Dpts	Assets	TA	Ratio	Ratio	NIM	Ratio	ROAA¹		TCE¹	Value	EPS¹	EPS	EPS	Yield	∆	Cap
Company Name	City, St	Ticker	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)		(%)	(%)	(x)	(x)	(x)	(%)	(%)	($M)

Westamerica Bancorporation	San Rafael, CA	WABC	5,914	15	0.04	14.0	15.4	23.3	3.91	38	1.96		13.1	153	10.7	12.2	12.6	3.7	(11.9)	1,229
Heritage Commerce Corp	San Jose, CA	HTBK	5,624	75	0.06	9.7	9.9	15.4	3.46	61	0.94		10.0	141	14.4	12.7	11.7	4.3	16.0	742
Five Star Bancorp	Rancho Cordova, CA	FSBC	4,642	95	0.05	9.3	9.8	13.6	3.48	41	1.37		14.2	187	13.9	11.2	9.9	2.1	14.2	807
RBB Bancorp	Los Angeles, CA	RBB	4,208	98	1.29	10.6	11.5	23.6	2.89	62	0.56		5.2	86	17.2	10.6	9.5	2.9	(4.0)	380
California BanCorp.	San Diego, CA	BCAL	4,101	86	0.38	10.9	11.2	14.7	4.60	52	1.64		16.7	146	9.7	11.3	10.8	2.0	11.3	634
Bank of Marin Bancorp	Novato, CA	BMRC	3,869	62	0.92	9.7	10.1	16.1	2.96	70	0.67		6.9	121	17.7	13.1	11.8	3.6	12.4	443
Sierra Bancorp	Porterville, CA	BSRR	3,709	85	0.43	9.0	10.7	-	3.71	59	1.09		12.2	139	11.8	10.1	9.8	2.9	9.9	455
PCB Bancorp	Los Angeles, CA	PCB	3,364	94	0.24	9.4	11.6	15.2	3.27	51	1.12		11.6	108	9.9	8.9	8.1	3.4	10.3	337
OP Bancorp	Los Angeles, CA	OPBK	2,614	95	0.50	8.4	9.0	12.2	3.12	60	0.96		11.3	100	9.5	7.6	7.0	3.2	(13.4)	221
BayCom Corp	Walnut Creek, CA	BCML	2,604	92	0.48	11.5	11.8	15.7	3.77	63	0.94		8.5	121	14.6	12.5	11.6	3.7	12.3	351
Avidbank Holdings, Inc.	San Jose, CA	AVBH	2,362	96	0.12	11.6	11.1	13.5	3.63	57	1.26		14.2	108	7.6	8.6	7.6	0.0	24.0	296

Community West Bancshares	Fresno, CA	CWBC	3,612	80	0.20	8.3	9.5	14.1	4.07	62	0.97	²	13.1	158	13.5	10.4	9.8	2.0	12.6	464

1) Core metrics as calculated by S&P Capital IQ Pro
2) Calculated using core net income for the quarters ended 12/31/2024 and 3/31/2025 and stated net income for the quarters ended 6/30/2025 and 9/30/2025 per Community West Bancshares earnings releases. All other values per S&P Capital IQ Pro

Note: Price / LTM EPS > 30.0x or < 0.0x considered not meaningful (“NM”)
Source: S&P Capital IQ Pro

12.The Section of the Joint Proxy Statement/Prospectus entitled “Analysis of Precedent Transactions” beginning on page 59 is hereby amended by deleting the table of Acquiror and Target names at the top of page 60 (the “Nationwide Precedent Transactions”) and replacing it with the following:

			Transaction Information					Seller Financial Information
				Price/		Core	1-Day
			Deal	LTM	Tang.	Dpt.	Market	Total	LTM	LTM	TCE/	NPAs/
		Annc.	Value	EPS	Book	Prem.	Prem.	Assets	ROAA	ROAE	TA	Assets
Acquiror	Target	Date	($M)	(x)	(%)	(%)	(%)	($M)	(%)	(%)	(%)	(%)

Enova International, Inc. (IL)	Grasshopper Bancorp, Inc. (NY)¹	12/11/25	387.9	NM	332	24.2	-	1,412	0.63	8.5	8.1	1.21
Home Bancshares, Inc. (AR)	Mountain Commerce Bancorp, Inc. (TN)	12/08/25	154.1	13.8	107	1.1	7.3	1,803	0.62	8.0	7.9	0.58
Richmond Mutual Bancorporation, Inc. (IN)	Farmers Bancorp (IN)	11/12/25	85.1	9.1	112	1.6	7.3	1,102	0.90	12.7	6.9	0.25
First Mid Bancshares, Inc. (IL)	Two Rivers Financial Group, Inc. (IA)	10/30/25	92.6	10.6	110	0.9	21.6	1,189	0.74	8.3	7.3	1.30[1]
Third Coast Bancshares, Inc. (TX)	Keystone Bancshares, Inc. (TX)¹	10/22/25	123.0	15.1	130	4.6	-	1,020	0.88	8.9	9.2	0.09
Farmers National Banc Corp. (OH)	Middlefield Banc Corp. (OH)	10/22/25	292.7	13.9	160	7.0	26.6	1,979	1.11	9.9	9.4	1.51
HBT Financial, Inc. (IL)	CNB Bank Shares, Inc. (IL)	10/20/25	170.2	10.5	120	4.0	15.7	1,847	0.90	11.0	6.7	0.31[1]
Heritage Financial Corporation (WA)	Olympic Bancorp, Inc. (WA)	09/25/25	176.6	24.4	151	4.9	-	1,693	0.51	5.8	8.4	0.01
Equity Bancshares, Inc. (KS)	Frontier Holdings, LLC (NE)¹	09/02/25	122.5	13.8	117	3.0	-	1,408	1.26	12.8	8.5	0.26
First Financial Bancorp. (OH)	BankFinancial Corporation (IL)	08/11/25	141.7	NM	91	(1.3)	5.4	1,429	0.14	1.2	10.9	0.70
Bank First Corporation (WI)	Centre 1 Bancorp, Inc. (WI)	07/18/25	174.0	28.6	231	8.3	-	1,534	0.51	7.0	6.2	0.28
Investar Holding Corporation (LA)	Wichita Falls Bancshares, Inc. (TX)¹	07/01/25	83.6	14.2	91	(1.1)	-	1,594	0.62	6.1	9.2	0.39
NB Bancorp, Inc. (MA)	Provident Bancorp, Inc. (MA)	06/05/25	211.7	NM	93	(2.1)	7.9	1,554	0.29	1.9	15.1	2.02
TowneBank (VA)	Old Point Financial Corporation (VA)	04/03/25	202.1	20.2	175	7.3	32.4	1,451	0.68	8.8	8.0	0.16
MetroCity Bankshares, Inc. (GA)	First IC Corporation (GA)	03/17/25	206.0	8.3	142	12.4	81.7	1,192	2.10	18.5	12.2	0.02
Old Second Bancorp, Inc. (IL)	Bancorp Financial, Inc. (IL)¹	02/25/25	196.5	NM	131	7.4	-	1,449	0.50	4.7	11.0	0.14
Glacier Bancorp, Inc. (MT)	Bank of Idaho Holding Company (ID)	01/13/25	246.2	17.3	187	12.5	45.8	1,328	1.09	11.1	9.5	0.16

1) Bank level financial data shown
Note: Price / LTM EPS > 30.0x or < 0.0x considered not meaningful (“NM”)
Source: S&P Capital IQ Pro

1.The Section of the Joint Proxy Statement/Prospectus entitled “Net Present Value Analyses” beginning on page 60 is hereby amended by adding the following to the first paragraph thereunder as a new third sentence following the number 155% at the bottom of page 60:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to USB.

2.The Section of the Joint Proxy Statement/Prospectus entitled “Net Present Value Analyses” beginning on page 60 is hereby amended by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 61:

The following table describes the discount rate calculation for USB common stock prepared by Piper Sandler. In its normal course of business Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	4.80%	20-year Treasury (as of December 15, 2025)
Equity Risk Premium	5.00%	Per Kroll Cost of Capital Navigator
Size Premium	2.66%	Per Kroll Cost of Capital Navigator
Industry Premium	(1.55)%	Per Kroll Cost of Capital Navigator
Discount Rate	10.91%

3.The Section of the Joint Proxy Statement/Prospectus entitled “Net Present Value Analyses” beginning on page 60 is hereby amended by adding the following as a new third sentence to the last full paragraph at the bottom of page 61 directly following the number 175%:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to CWB.

4.The Section of the Joint Proxy Statement/Prospectus entitled “Net Present Value Analyses” beginning on page 60 is hereby amended by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 62:

The following table describes the discount rate calculation for CWB common stock prepared by Piper Sandler. In its normal course of business Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	4.80%	20-year Treasury (as of December 15, 2025)
Equity Risk Premium	5.00%	Per Kroll Cost of Capital Navigator
Size Premium	2.66%	Per Kroll Cost of Capital Navigator
Industry Premium	(1.55)%	Per Kroll Cost of Capital Navigator
Discount Rate	10.91%

5.The Section of the Joint Proxy Statement/Prospectus entitled “Pro Forma Transaction Analysis” beginning on page 62 is hereby amended by adding the following as a new second to last sentence thereof:

For more information about certain of the assumptions provided by CWB for use in Piper Sandler’s pro forma analysis, see the Investor Presentation filed by CWB as an exhibit to its Current Report on Form 8-K filed with the SEC on December 17, 2025, which is incorporated by reference herein.

6.The Section of the Joint Proxy Statement/Prospectus entitled “Pro Forma Transaction Analysis” beginning on page 62 is hereby amended by adding the following table directly following the first paragraph thereunder at the top of page 63:

The following table describes estimated earnings per share and tangible book value accretion and dilution metrics for CWB as indicated in the analysis:

	Closing 12/31/2025 12/31/2025	2026E	2027E	2028E	2029E
EPS Accretion/(Dilution)		10.2%	19.1%	18.0%	16.4%
TBVPS Accretion / (Dilution)	(9.5)%	(7.4)%	(3.4)%	(0.2)%	2.2%

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could,” as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. In addition to factors disclosed in reports filed by the Company and USB with the SEC, risks and uncertainties for the Company, USB and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of USB’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) the inability to complete the proposed Merger due to the failure of USB’s shareholders to adopt the Merger Agreement, or the failure of the Company’s shareholders to adopt the Merger Agreement or to approve the issuance of the Company’s common stock in connection with the Merger; (6) the failure to satisfy other conditions to completion of the proposed Merger; (7) the failure of the proposed Merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed Merger on the Company’s, USB’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the dilution caused by the Company’s issuance of additional shares of the Company’s common stock in connection with the Merger; and (13) changes in the global economy and financial market conditions and the business, results of operations and financial condition of the Company, USB and the combined company. Please refer to each of the Company’s and USB’s Annual Reports on Form 10-K for the year ended December 31, 2024, as well as the Company’s and USB’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.
Any forward-looking statement included in this report is based only on information currently available to management and speaks only as of the date on which it is made. Neither the Company nor USB undertakes any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Additional Information and Where to Find It
The Company has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a joint proxy statement of the Company and USB that also constitutes a prospectus of the Company, which has been sent to the shareholders of the Company and USB. Before making any voting decision, the shareholders of the Company and USB are advised to read the joint proxy statement/prospectus because it contains important information about the Company, USB and the proposed transaction. This document and other documents relating to the Merger filed by the Company can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing the Company’s website at ir.communitywestbank.com under the tab “Financials” and on USB’s website at investors.unitedsecuritybank.com under the tab “Financials” and “SEC Filings.” Alternatively, these documents can be obtained free of charge from the Company upon written request to Community West Bancshares, Attn: Investor Relations, 7100 N. Financial Dr., Suite 101, Fresno, CA 93720, or by calling (916) 235-4617 or from Target upon written request to United Security Bancshares, Attn: Investor Relations, 2126 Inyo St., Fresno, CA 93721, or by calling (559) 490-6261. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.
Participants in the Solicitation
This report does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company, USB, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and USB in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of the Company and USB is included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. These documents may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”
Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the definitive proxy statement of the Company relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 4, 2025 and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 17, 2025. Security holders may obtain information regarding the names, affiliations and interests of USB’s directors and executive officers in the definitive proxy statement of USB relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 7, 2025 and in USB’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 20, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 20, 2026	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer